                                                                    Exhibit 10.4
                                                                    ------------

                            COVENANT NOT-TO-COMPETE

     THIS AGREEMENT made this 3rd day of July, 1989, by and between Arthur R. Marshall, an individual of Metamora, Michigan, herein after known as "Marshall" and LEXALITE INTERNATIONAL CORPORATION, a Delaware corporation, of U.S. 31, Charlevoix, Michigan 49720, hereinafter known as "LexaLite".

                                  WITNESSETH:

     WHEREAS Marshall has been an active officer and employee of LexaLite for a period in excess of 20 years and has expressed his desire to no longer be actively associated in the operation of the business and,

     WHEREAS LexaLite has been active as a processor of engineering thermoplastics and has participated in sales, manufacturing engineering and research of products or services involving the engineering thermoplastics and is desirous of protecting its trade secrets, its production processes and its trade relationships,

     NOW, THEREFORE, for good and valuable consideration recited herein in which LexaLite is the payor and Marshall is the payee, the receipt and adequacy of which is hereby acknowledged, LexaLite and Marshall agree as follows:

     1. For a period of two years from date hereof or until the death of Marshall, whichever first occurs, LexaLite agrees to pay to Marshall the sum of $2,500 per month, payable the first day of each month.

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     2. For the period of time stated above, Marshall agrees that he shall not directly or indirectly own, manage, operate, control or participate in ownership, management, operation or control of or be connected as an officer, employee, partner, director, shareholder, advisor or otherwise have any financial interest in, or aid or assist financially or otherwise, anyone else in the conduct of any of the business operations heretofore or hereafter to be conducted by LexaLite. This restriction shall not prevent Marshall from acting as a broker or dealer in connection with the merger, sale, or acquisition of any business on behalf of others.

     3. This Covenant is not restricted geographically, but shall be applicable on a worldwide basis. This Covenant also includes all customers of LexaLite.

     4. This Covenant may be renegotiated or renewed at the end of the initial twenty-four month term, at the option of the parties.

     5. In recognition of difficulty in determining damages or violation of this Covenant, LexaLite shall be entitled to injunctive relief for the violation or threatened violation hereof, in addition to such other relief as may be available to it at law, in equity, or under this Covenant.

     6. If any provision hereunder shall be deemed to be contrary to law, such provision shall be modified to the slightest extent possible to render same not contrary to law, and such provision, as so modified, shall constitute a part of this Covenant.

     7. The obligations of Marshall under this Covenant shall be absolute and unconditional, without regard to the liability of any other person or entity.

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     8. This Covenant and the obligations of Marshall and LexaLite hereunder shall be governed by the laws of the State of Michigan, where this Covenant has been executed and delivered for value.

     9. Marshall acknowledges and consents to the in personam jurisdiction and venue of the Federal and state courts within the State of Michigan for purpose of the enforcement of any provision of this Covenant. Marshall agrees that any suit hereunder may be brought in the Circuit Court for Charlevoix County, Michigan, or the Federal District Court for the Western District of Michigan, and that Marshall will not raise and hereby waives any objection that Marshall may or could have to either jurisdiction or venue therein.

     10. The obligations of Marshall under this Covenant shall inure to the benefit of the successors and assigns, in law or in fact, of LexaLite.

     IN WITNESS WHEREOF, Marshall and LexaLite have acknowledged and delivered this Covenant of the date first above written.

WITNESSES:


/s/ illegible signature                         /s/  ARTHUR R. MARSHALL
---------------------------------              -----------------------------
                                               Arthur R. Marshall

/s/ Patricia DeYoung
---------------------------------

STATE OF MICHIGAN      )
         --------------)
COUNTY OF CHARLEVOIX   ) ss
          -------------)

     Subscribed and sworn to before me, a Notary Public, this 4th day of August,
                                                              ---
1989, by Arthur R. Marshall.

                                                /s/ PATRICIA ANN DEYOUNG
                                                -------------------------------
                                                               Notary Public
                                                Charlevoix     County
                                                --------------
                                                My commission expires: 11/10/91
                                                                       --------
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WITNESSES:

/s/ illegible signature                       /s/ J. T. BARNES
-------------------------------               ----------------------------------
                                              LexaLite International Corporation
                                              by, J.T. Barnes, its President
/s/ PATRICIA DEYOUNG
-------------------------------

STATE of MICHIGAN     )
                      )ss
COUNTY OF CHARLEVOIX  )

     Subscribed and sworn to before me, a Notary Public, this 4th day of August,
                                                              ---
1989, by LexaLite International Corporation by J.T. Barnes, its President.

                                               /s/ Patricia Ann DeYoung
                                               ---------------------------------
                                                                Notary Public
                                               Charlevoix       County
                                               ----------------
                                               My commission expires: 11-10-91
                                                                      --------